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NAVTECH, Inc. and SUBSIDIARIES
EXHIBIT 32
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                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                           AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The  undersigned  hereby  certifies,  pursuant to, and as required by, 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Navtech, Inc. (the "Company") on Form 10-QSB for the period ended July 31, 2003 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such Quarterly Report on Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  September 15, 2003                           /s/ David Strucke
                                                     ---------------------------
                                                     David Strucke
                                                     Chief Executive Officer and
                                                     Chief Financial Officer


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NAVTECH, INC.                                                           17